                                             [STI CLASSIC FUNDS LOGO]
                                                     I Shares
                                                    PROSPECTUS


       STI CLASSIC BOND FUNDS
       -------------------------------------------------------------------------
           SEIX FLOATING RATE HIGH INCOME FUND

           Investment Adviser: Seix Advisors, a fixed income division of Trusco Capital Management, Inc. (the "Adviser")
















                                                  February 1, 2006

                                        The Securities and Exchange Commission
                                        has not approved or disapproved these
                                        securities or passed upon the adequacy
                                        of this prospectus. Any representation
                                        to the contrary is a criminal offense.

PROSPECTUS
ABOUT THIS PROSPECTUS

I SHARES

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the I Shares of the STI Classic Seix Floating Rate High Income Fund ("Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

 2      SEIX FLOATING RATE HIGH INCOME FUND

 5      MORE INFORMATION ABOUT RISK


 7      MORE INFORMATION ABOUT FUND INVESTMENTS


 7      INFORMATION ABOUT PORTFOLIO HOLDINGS


 7      INVESTMENT ADVISER


 8      PORTFOLIO MANAGERS


 8      PURCHASING AND SELLING FUND SHARES


 11     MARKET TIMING POLICIES AND PROCEDURES


 12     REDEMPTION FEE POLICY


 13     DIVIDENDS AND DISTRIBUTIONS


 13     TAXES

INSIDE  PRIVACY POLICY
BACK
COVER
BACK    HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC
COVER    FUNDS

--------------------------------------------------------------------------------

(SUITCASE  FUND SUMMARY
  ICON)
(TELESCOPE INVESTMENT STRATEGY
  ICON)
(LIFE      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?
PRESERVER
  ICON)
(TARGET    PERFORMANCE INFORMATION
  ICON)
(LINE      WHAT IS AN INDEX?
  GRAPH
  ICON)
(COIN      FUND FEES AND EXPENSES
  ICON)

(MOUNTAIN  MORE INFORMATION ABOUT FUND INVESTMENTS
  ICON)
(MAGNIFYING INVESTMENT ADVISER
  GLASS
  ICON)
(HAND      PURCHASING AND SELLING FUND SHARES
  SHAKE
  ICON)
(DOLLAR    SALES CHARGES
  ICON)

--------------------------------------------------------------------------------

                                                                   PROSPECTUS  1

                                                             CUSIP/TICKER SYMBOL

FUND NAME                                               CLASS    INCEPTION   TICKER    CUSIP
----------------------------------------------------------------------------------------------

Seix Floating Rate High Income Fund                    I Shares   2/1/06       --    78476A587

                                                         RISK/RETURN INFORMATION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser is responsible for investing Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

SEIX FLOATING RATE HIGH INCOME FUND



           2  PROSPECTUS

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              To provide a high level of current income by investing
                                             primarily in first and second lien senior floating rate
                                             loans and other floating rate debt securities.
---------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                             Senior floating rate loans and other floating rate debt
                                             securities
---------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                       Moderate
---------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY                Invest in a portfolio of interests in first and second lien senior floating rate loans and other floating rate debt
                                             securities
---------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                             Investors who seek:
                                             - Current income and a hedge against rising interest rates;
                                             - Diversification by adding assets that have traditionally exhibited low correlation to other asset classes;
                                             - Relatively high risk adjusted returns compared to other
                                             short term investment vehicles.
---------------------------------------------------------------------------------------------------------

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the STI Classic Seix Floating Rate High Income Fund invests at least 80% of its net assets in a combination of first and second lien senior floating rate loans and other floating rate debt securities. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates. The Fund may invest all or substantially all of its assets in floating rate loans and debt securities that are rated below investment grade, or in comparable unrated securities. The Fund may also invest up to 20% of its total assets in any combination of junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, high yield fixed rate bonds, investment grade fixed income debt obligations, asset-backed securities (such as special purpose trusts investing in bank loans), money market securities and repurchase agreements. In deciding which debt securities to buy and sell, the portfolio managers will emphasize securities that are within the segment of the high yield market the Fund has targeted, which are securities rated "BB" and "B" by Standard & Poor's Rating Services or "Ba" and "B" by Moody's Investor Services, Inc. or unrated securities if , in the Adviser's opinion they are of comparable quality.

Some types of senior loans in which the fund may invest require that an open loan for a specific amount be continually offered to a borrower. These types of senior loans are commonly referred to as revolvers. Because revolvers contractually obligate the lender (and therefore those with an interest in the loan) to fund the loan at the borrower's discretion, the Fund must have funds sufficient to cover its contractual obligation. Therefore, the Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its contractual obligation to fulfill the revolving Senior Loan. The Fund will not encumber any assets that are otherwise encumbered. The Fund will limit its investments in such obligations to no more than 25% of the Fund's total assets.

The Fund may invest up to 20% of its total assets in senior loans made to non-U.S. borrowers provided that no more than 5% of these loans are non-U.S. dollar denominated. The Fund may also engage in certain hedging transactions. In addition, in order to implement its investment strategy, the Fund may buy or sell to a limited extent, derivative instruments (such as futures, options, credit linked notes and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Preservation of capital is considered when consistent with the Fund's objective.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa; the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates than debt securities with shorter durations, thereby increasing risk. Floating rate securities, however, are generally less affected by interest rate changes.

                                             SEIX FLOATING RATE HIGH INCOME FUND



                                                                   PROSPECTUS  3

Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Loans and other debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Many floating rate loans are such lower rated securities.

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield securities involve greater risk of default or declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

The risks associated with floating rate loans are similar to the risks of junk bonds, although floating rate loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans' higher standing in an issuer's capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring.

Although senior floating rate loans are generally collateralized, there is no guarantee that the value of the collateral will not decline, causing a loan to be substantially unsecured.

Loans generally are subject to restrictions on resale. Loans sometimes trade infrequently in the secondary market. As a result valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult or delayed. Difficulty in selling a loan can result in a loss.

Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Fund to replace a particular loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

Some types of loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the Securities and Exchange Commission ("SEC") or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to lenders in connection with loans, the amount of public information available with respect to loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Fund is more dependent on the analytical ability of the Adviser.

The Fund's investments in loans will generally be in the form of assignments but may also be in the form of loan participations. Many such loan participation interests involve a primary lender that is interpositioned between the Fund and the borrower. The Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In addition, since the primary lender will often conduct its primary business in the financial services industry, the Fund may be more susceptible to economic and market fluctuations that affect the financial services sector than a fund that does not invest in loan participation interests. Investments in loans through an assignment of the lenders' interests with respect to a loan may involve additional risks, including the risks of being a lender.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, foreign securities are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Fund is new and, therefore, does not have performance history for a full calender year.

SEIX FLOATING RATE HIGH INCOME FUND



           4  PROSPECTUS

(COIN ICON)

FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                              I SHARES
Redemption Fee (as a percentage of net asset value)*          2.00%

* This redemption fee will be imposed on shares redeemed within seven days of purchase unless the redemption is excluded under the Redemption Fee Policy. See "Redemption Fee Policy."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              I SHARES
Investment Advisory Fees                                      0.45%
Other Expenses(1)                                             0.14%
                                                              -------------------
Total Annual Fund Operating Expenses                          0.59%
Fee Waivers and Expense Reimbursements(2)                     (0.04)%
                                                              -------------------
Net Operating Expenses                                        0.55%

(1) Other Expenses are based on estimated amounts for the current fiscal year.

(2) The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses until at least February 1, 2007 in order to keep total operating expenses from exceeding 0.55%. If at any point before February 1, 2009 Total Annual Fund Operating Expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements. Certain service providers may waive a portion of their fees. The service providers may discontinue all or a portion of these fee waivers at any time.

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                   1 YEAR*  3 YEARS
                     $56     $185

* Without waivers, 1 year cost is $60.

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                                   PROSPECTUS  5

(LIFE PRESERVER ICON)
            MORE INFORMATION
            ABOUT RISK

DERIVATIVES RISK

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

CREDIT RISK

The possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign companies or governments generally are not subject to

MORE INFORMATION ABOUT RISK



           6  PROSPECTUS

uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

FLOATING RATE LOAN RISK

As fixed income securities, investments in floating rate loans are subject to interest rate risk, but that risk is less because the interest rate of the loan adjusts periodically. As debt securities, investments in floating rate loans are subject to credit risk. Many floating rate loans are in unrated or lower credit rated securities. When a security is unrated, the Fund must rely more heavily on the analytical ability of the Adviser. Many floating rate loan investments share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. A floating rate loan also may not be fully collateralized, although one lending institution will often be required to monitor collateral. Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security. Investment in loan participation interests may result in increased exposure to financial services sector risk.

A loan may not be fully collateralized which may cause the loan to decline significantly in value, although one lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.

U.S. GOVERNMENT SECURITY RISK

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Additionally, some of the Fund's U.S. government securities may be treasury inflation protected securities ("TIPS"). These securities can exhibit price movements impacted not only by changing interest rates but by changing inflation expectations and seasonal inflation patterns. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

EQUITY SECURITY RISK

Since it may purchase equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

CONFLICT OF INTEREST RISK

Certain Fund managers and other personnel of the Adviser may also manage similar investment portfolios for another non-investment adviser contracted affiliated business, Seix Structured Products, LLC ("SSP"). SSP is a subsidiary of SunTrust Bank and an affiliate of the Adviser, but not a client of the Adviser. In that role, this group purchases bank loans on behalf of SSP, for purposes of subsequent collateralized loan obligation ("CLO") transactions where the Adviser and its affiliate, SunTrust Capital Markets, Inc., will serve as collateral manager and as structuring agent/placement agent, respectively. The trustee and custodian of the CLO transactions are not affiliated entities of the Adviser or SunTrust Capital Markets. In addition, the Adviser serves as adviser to an account established with its affiliate, SunTrust Equity Funding, LLC ("STEF") for the purpose of purchasing high yield securities for subsequent sale to these same CLO transactions. Each of these transactions is subject to the approval of the independent trustee of the CLO transaction. In addition to disclosure to the trustee, all such transactions are fully disclosed to potential investors in the CLO's Offering and Disclosure documents.

As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that

                                         MORE INFORMATION ABOUT FUND INVESTMENTS



                                                                   PROSPECTUS  7

the fund managers may favor other adviser and non-adviser contracted businesses over the Fund, especially when allocating certain types of transactions. The Adviser has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that the Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

(MOUNTAIN ICON)
           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's goals. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information.

(MAGNIFIYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 serves as the adviser to the Fund. Seix Advisors, a fixed income division of Trusco, located at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458, manages the Fund. As of December 31, 2005, the Adviser had approximately $70.4 billion in assets under management. For its advisory services to the Fund, the Adviser is entitled to receive an advisory fee as a percentage of the Fund's daily net assets of 0.45%.

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses until at least February 1, 2007 in order to keep total operating expenses from exceeding 0.55%. If at any point before February 1, 2009 Total Annual Fund Operating Expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.

Breakpoints will be used in computing the advisory fee as follows:

Average Daily Net Assets     Discount From Full Fee
------------------------     ----------------------
First $500 million           None-Full Fee
Next $500 million            5%
Over $1 billion              10%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser will appear in the Fund's semi-annual report to shareholders for the period ended September 30, 2006.

The Adviser is responsible for making investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The SEC recently adopted rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund.

Information regarding the Adviser's, and thus the Fund's, Proxy Voting Policies and Procedures is provided in the Statement of Additional Information. A copy of the Fund's Proxy Voting Policies and

PURCHASING AND SELLING FUND SHARES



           8  PROSPECTUS

Procedures may be obtained by contacting the STI Classic Funds at 1-888-STI-FUND (1-888-784-3863), or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of the Fund.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004. He has co-managed the SEIX FLOATING RATE HIGH INCOME FUND since its inception. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix Investment Advisors, Inc. from February 2001 to May 2004. He has more than 19 years of investment experience.

Mr. Michael McEachern, CFA, has served as Managing Director since joining Trusco in May 2004. He has co-managed the SEIX FLOATING RATE HIGH INCOME FUND since its inception. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix Investment Advisors, Inc. from June 1997 to May 2004. He has more than 20 years of investment experience.

The Statement of Additional Information provides additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers, potential conflicts of interest and the portfolio managers' ownership of securities of the Fund.

(HAND SHAKE ICON)
                  PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") I Shares of the Fund.

HOW TO PURCHASE FUND SHARES

The Fund offers I Shares exclusively to financial institutions and intermediaries for their own accounts or for the accounts of customers for which they act as fiduciary agent, investment adviser, or custodian and which consist of:

- assets of a bona fide trust, or

- assets of a business entity possessing a tax identification number.

As a result, you, as a customer of a financial institution or intermediary, may purchase I Shares through accounts made with financial institutions or intermediaries. I Shares will be held of record by (in the name of) your institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your I Shares. The STI Classic Funds may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order. The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR FINANCIAL INSTITUTION OR INTERMEDIARY AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION OR INTERMEDIARY TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING A SPECIFIC FINANCIAL INSTITUTION'S OR OTHER INTERMEDIARY'S INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION OR INTERMEDIARY DIRECTLY.

HOW THE FUND CALCULATES NAV

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith

                                              PURCHASING AND SELLING FUND SHARES



                                                                   PROSPECTUS  9

using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board of Trustees.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets issues into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

NET ASSET VALUE

NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and the dividing that figure by the number of outstanding shares of the Fund.

IN-KIND PURCHASES

Payment for shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-STI-FUND (1-888-784-3863).

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, residential street address, date of birth, Social Security number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either

PURCHASING AND SELLING FUND SHARES



          10  PROSPECTUS

contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting your financial institution or intermediary. Your institution or intermediary will give you information about how to sell your shares including any specific cut-off times required.

Holders of I Shares may sell shares by following the procedures established when they opened their account or accounts with the Fund or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Fund receives your request.


A MEDALLION SIGNATURE GUARANTEE] by a bank or other financial institution (a notarized signature is not sufficient) is required to redeem shares:



- made payable to someone other than the registered shareholder; or



- sent to an address or bank account other than the address or bank account of record that has been changed within the last 15 calendar days.



Other documentation may be required depending on the registration of the account.



]MEDALLION SIGNATURE GUARANTEE: A Medallion Signature Guarantee verifies the authenticity of your signature and helps ensure that changes to your account are in fact authorized by you. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution participating in a Medallion Program recognized by the Securities Trading Association. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program, (STAMP), Stock Exchange Medallion Program, (SEMP), or the New York Stock Exchange, Inc. Medallion Program, (NYSE
MSP). Contact your local financial adviser for further assistance.


REDEMPTION FEE

A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase unless the redemption fee is excluded under the Redemption Fee Policy. The redemption fee is intended to limit short-term trading and to help offset costs to the Fund's remaining shareholders of that type of activity. (See "Redemption Fee Policy.")

                                           MARKET TIMING POLICIES AND PROCEDURES



                                                                  PROSPECTUS  11

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

To redeem shares by telephone:

- redemption checks must be made payable to the registered shareholder; and

- redemption checks must be mailed to an address or wired to a bank account of record that has been associated with the shareholder account for at least 15 calendar days.

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

- Shareholders are restricted from making more than one (1) "round trip" into or out of a Fund within 14 days or more than two (2) "round trips" within any continuous 90 day period. If a shareholder exceeds either "round trip" restriction, he or she may be deemed a "Market Timer," and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent may be notified in writing of their designation as a Market Timer.

- The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

- A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase. The

REDEMPTION FEE POLICY



          12  PROSPECTUS

  redemption fee proceeds will be paid to the Fund to help offset costs to the Fund's remaining shareholders. The Fund will use the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of the Fund held in a shareholder's account. If this holding period is less than the required holding period, the redemption fee will be assessed.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. The Fund relies in large part on the policies, ability and willingness of brokers, retirement plan accounts and other financial intermediaries who maintain omnibus arrangements to detect and deter short-term trading. Despite this reliance, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition to the previously mentioned initiatives to discourage market timing, the Fund intends to continually evaluate and, if practical, implement other measures to deter market timing.

REDEMPTION FEE POLICY

A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within 7 days or less after their date of purchase. The redemption fee proceeds will be paid to the Fund to help offset costs to the Fund's long-term shareholders. The Fund will use the FIFO method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of the Fund held in a shareholder's account. If this holding period is less than the required holding period, the redemption fee will be assessed.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund requests the support from financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's methods.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) accounts held through an omnibus arrangement, such as participants in certain group retirement plans (e.g., 401(k)/403(b) type participant accounts) or automatic asset allocation accounts, because information may not be available regarding beneficial owners or whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) retirement loans and withdrawals; and (v) shares purchased through reinvestment of dividends or capital gains distributions.

Further, the Fund reserves the right to refuse any purchase or exchange requests by any investor at any time. The Fund also reserves the right to modify or eliminate the redemption fee for certain categories of investors or waivers at any time. Such changes will be approved prior to implementation by the Fund's Board of Trustees.

DISTRIBUTION OF FUND SHARES

The distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES



                                                                  PROSPECTUS  13

self-regulatory agencies, such as the National Association of Securities
Dealers.

From its own assets, the Adviser or its affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser. Furthermore, in addition to the fees that may be paid by the Fund, the Adviser or its affiliates may pay fees from its own capital resources or past profits to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries, including affiliates, for providing distribution-related, shareholder services, marketing support or administrative services support. As indicated, payment for these services is solely at the Adviser's or its affiliates expense and there are no monetary or non-monetary guarantees, arrangements, or agreements of any kind designed in any manner to influence any partner, affiliate or service provider to recommend or sell shares of a Fund in lieu of another investment.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and pays these dividends monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. ABSENT FURTHER LEGISLATION, THE MAXIMUM RATE OF 15% ON LONG-TERM CAPITAL GAINS WILL CEASE TO APPLY TO TAXABLE YEARS BEGINNING AFTER DECEMBER 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS THE SAME AS A SALE.

The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Fund expects to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  PRIVACY POLICY

STI CLASSIC FUNDS

OUR PRIVACY POLICY.

At the STI Classic Funds, we recognize the sensitive nature of your personal financial information and take every precaution to protect your privacy. In providing services to you as an individual who owns or is considering investing in shares of the STI Classic Funds, we collect certain nonpublic personal information about you. Our policy is to safeguard this information and keep it confidential, and to use or disclose it only as necessary to provide services to you or as otherwise required or permitted by law. When you entrust us with your financial information, it will be used only within our strict guidelines. Our privacy policy and practices apply equally to nonpublic personal information about former shareholders and individuals who have inquired about the STI Classic Funds.

INFORMATION WE COLLECT.

"Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The type of nonpublic personal information we have about you may include the information you provide on your account application; information you provide in telephone calls or correspondence with us; information about your transactions and holdings in the STI Classic Funds, and information about how you vote your shares.

INFORMATION WE DISCLOSE.

The STI Classic Funds policy is to only disclose nonpublic personal information about you to companies that provide necessary services such as the STI Classic Funds' transfer agent, distributor, administrator or investment adviser; affiliates of the STI Classic Funds, or as may otherwise be permitted or required by law or authorized by you.

HOW WE SAFEGUARD YOUR INFORMATION.

We restrict access to nonpublic personal information about you to those persons who are required to have certain information in order to provide services to you, or who are permitted by law to receive it. We have strict internal policies against unauthorized disclosure or use of customer information. We maintain customer information as mandated by financial regulations, and policies and procedures are in place for appropriate confidential destruction of all restricted access data.

If you have any questions regarding the STI Classic Funds' Privacy Policy, please call 1-888-STI-FUND (1-888-784-3863).

INVESTMENT ADVISER:
Trusco Capital Management, Inc.
50 Hurt Plaza, Suite 1400
Atlanta, Georgia 30303

Seix Advisors, a fixed income division of Trusco Capital Management, Inc. 10 Mountainview Road
Suite C-200
Upper Saddle River, NJ 07458

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):
The SAI includes detailed information about the Fund.
The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
OR MORE INFORMATION:

TELEPHONE: Shareholder Services 1-800-249-3680
           Broker/Dealer        1-888-STI-FUND (1-888-784-3863)

MAIL:
STI Classic Funds
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

FROM THE FUNDS' WEBSITE: www.sticlassicfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.

The STI Classic Funds' Investment Company Act registration number is 811-06557.


[STI CLASSIC FUNDS]                                              PU-IFRSEIX-0206